EXHIBIT 21
                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT
                           AS OF DECEMBER 31, 1999

Subsidiary companies of the Registrant are listed below.
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

Subsidiaries included in the Registrant's consolidated financial statements
  Adam Opel Aktiengesellschaft................................Germany
    Adam Opel Unterstuetzungskasse GmbH.......................Germany
    Alpha Trans Grundbesitz - und Vermogensverwaltungs GmbH...Germany
    Autohaus am Nordring GmbH, Berlin.........................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Kuno 65 KG.......................................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Leo 40 KG........................................Germany
    Edmund Becker und Co. AG..................................Germany
    GM Europe GmbH............................................Germany
    General Motors CIS........................................Russia
    General Motors GmbH & Co. OHG.............................Germany
    General Motors Poland Spolka, zo.o........................Poland
    Opel-Automobilwerk Eisenach-PKW GmbH......................Germany
    Opel China GmbH...........................................France
    OPEL Guangzhou Precision Machining Co. Ltd................China
    Opel Hungary Consullting Service Limited Liability
      Company.................................................Hungary
    Opel Performance Center GmbH..............................Germany
    Opel Polen GmbH...........................................Germany
    Opel Polska Sp. z oo......................................Poland
    Opel Restrukturierungsgesellschaft mbH....................Germany
    Opel Southeast Europe Automotive Distribution Limited
      Liability Company.......................................Hungary
    Opel Turkiye Limited Sirketi..............................Turkey
  Aisin GM Allison Co., Ltd...................................Japan
  Annunciata Corporation......................................Delaware
  Argonaut Holdings, Inc......................................Delaware
  Auto Lease Payment Corporation..............................Cayman Islands
    North American New Cars, Inc..............................Delaware
  Chevrolet Sociedad Anonima de Ahorro para Fines
    Determinados..............................................Argentina
  Convesco Vehicle Sales GmbH.................................Germany
  Controladora General Motors, S.A. de C.V. ..................Mexico
    Electro-Motive de Mexico, S.A. de C. V. ..................Mexico
    General Motors de Mexico, S. de R.L. de C.V. .............Mexico
    Sistemas Para Automotores de Mexico, S.A. de C.V. ........Mexico
  Dealership Liquidations, Inc................................Delaware
  Electro-Motive Maintenance Operations Pty Ltd. .............Australia
  El-Mo-Mex, Inc..............................................Delaware
  GM Automotive Services Belgium..............................Belgium
  GM Auto Receivables Co. ....................................Delaware
  GMC Truck Motors Development Corporation....................Delaware
  GM-DI Leasing Corporation...................................Delaware
  GM Ovonic L.L.C.............................................Michigan
    Ovonic Energy Products, Inc...............................Michigan
  General Motors Acceptance Corporation.......................Delaware
    AccuTel, Inc..............................................Delaware
    Autofinanciamiento GMAC, S.A. de C.V......................Mexico
    Banque Opel...............................................France
      Opel Bank Hungary Reszrenytarsasag......................Hungary
    Basic Credit Holding Company, L.L.C.......................Delaware
      Nuvell Credit Corporation...............................Delaware
      Nuvell Financial Services Corp..........................Delaware
    Capital Auto Receivables, Inc. ...........................Delaware
    Commercial Credit Land One LLC............................New York
    General Acceptance (Thailand) Ltd.*...................... Thailand

* Joint Venture Partnership


                                     IV-7

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    GMAC - 20th Century Finance Corporation Ltd.*.............India
    GMAC, a.s. ...............................................Czechoslovakia
    GMAC Arrendamiento S.A. de C.V............................Mexico
    GMAC, Australia (Finance) Limited.........................Australia
    GMAC Business Credit, L.L.C...............................Delaware
    GMAC Comercial Automotriz Chile S.A. .....................Chile
      GMAC Automotriz Limitada................................Chile
    GMAC Commercial Corporation...............................Delaware
    GMAC Commercial Credit LLC................................New York
    GMAC Commercial Credit Corporation-Canada/Societe De Credit
      Commercial GMAC-Canada..................................Canada
    GMAC Commercial Credit (Holdings) Limited.................England
      GMAC Commercial Credit Limited..........................England
      GMAC Commercial Credit (UK) Limited.....................England
      GMAC Commercial Credit Development Limited..............England
    G.M.A.C. Comercio e Aluguer de Veiculos, Lta..............Portugal
    GMAC de Argentina S.A.....................................Argentina
    GMAC del Ecuador S.A......................................Ecuador
    G.M.A.C. Financiera de Colombia S.A. Compania de
      Financiamiento Comercial................................Colombia
    GMAC Holding S.A. de C. V.................................Mexico
    GMAC Insurance Holdings, Inc..............................Delaware
      CoverageOne, Inc........................................Delaware
      GMAC RE Corp............................................Delaware
      GMAC Risk Services, Inc,................................Delaware
      GMAC Securities Corporation, Inc........................Delaware
      GMAC Service Agreement Corporation......................Michigan
      GM Motor Club, Inc......................................North Carolina
      Integon Corporation.....................................Delaware
      Motors Insurance Corporation ...........................Michigan
      MRP Service Agreement Corporation.......................Michigan
      Trinity General Agency, Inc.............................Texas
    GMAC International Finance B.V............................Netherlands
    GMAC International Corporation............................Delaware
    GMAC Italia Leasing S.p.A. ...............................Italy
    GMAC Lease B.V............................................Netherlands
    GMAC Leasing Corporation .................................Delaware
      Patlan Corporation .....................................Delaware
    GMAC Mortgage Group, Inc..................................Michigan
      GMAC Commercial Holding Corp............................Nevada
      GMAC Mortgage Holdings, Inc. ...........................Delaware
      GMAC Residential Holding Corp...........................Nevada
      GMAC RF, INC. ..........................................Michigan
      Residential Money Centers, Inc..........................Delaware
    GMAC Sverige AB...........................................Sweden
    General Motors Acceptance Corporation, Australia..........Delaware
      Holden National Leasing Limited.........................Australia
    General Motors Acceptance Corporation of Canada, Limited..Canada
      Canadian Securitized Auto Receivables Corporation.......Canada
      GMAC Leaseco Limited....................................Canada
    General Motors Acceptance Corporation, Colombia S.A. .....Delaware
    General Motors Acceptance Corporation, Continental........Delaware
      GMAC Finansiering A/S...................................Denmark
      GM Finance HB...........................................Sweden
    General Motors Acceptance Corporation Hungary Commercial
      Limited Liability Company...............................Hungary
    General Motors Acceptance Corporation Italia S.p.A. ......Italy
    General Motors Acceptance Corporation Nederland N.V. .....Netherlands
      GMAC Espana, Sociedad Anonima de Financiacion, E.F.C....Spain
    General Motors Acceptance Corporation, North America......Delaware

* Joint Venture Partnership


                                     IV-8

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    General Motors Acceptance Corporation (N.Z.) Limited......New Zealand
    General Motors Acceptance Corporation de Portugal -
      Servicos Financeiros, S.A...............................Portugal
    General Motors Acceptance Corporation, South America......Delaware
      General Motors Acceptance Corporation del Ecuador S.A.
        GMAC-Management (Holding).............................Ecuador
      General Motors Acceptance Corporation de Venezuela, C.A.Venezuela
    General Motors Acceptance Corporation Suisse S.A. ........Switzerland
    General Motors Austria Beteiligungsgesellschaft m.b.H. ...Austria
      OPEL Bankgesellschaft m.b.H.............................Austria
      OPEL Leasinggesellschaft, m.b.H.........................Austria
    Interleasing Limited......................................England
    Interleasing (UK) Limited.................................England
    Interleasing (UK1) Limited................................England
    Interleasing (UK2) Limited................................England
    Interleasing (UK3) Limited................................England
    Interleasing (UK12) Limited...............................England
    Lease Auto Receivables, Inc...............................Delaware
    ON:Line Finance Holdings Limited..........................England
    Opel Bank GmbH............................................Germany
      Opel Leasing GmbH & Co. OHG*............................Germany
      Opel Leasing Verwaltungs GmbH...........................Germany
    Opel Bank, S.A.*..........................................Poland
    P.T. GMAC Lippo Finance*..................................Indonesia
    Wholesale Auto Receivables Corporation....................Delaware
  General Motors de Argentina S.A.............................Argentina
  General Motors Asia, Inc. ..................................Delaware
  General Motors Asia Pacific (Pte) Ltd.......................Singapore
  General Motors Automobiles Philippines, Inc.................Philippines
  General Motors do Brasil Ltda. .............................Brazil
    Brazauto Industria e Comercio Ltda........................Cayman Islands
    Brazauto Trading (Cayman) Limited.........................Cayman Islands
    Compass Investimentos e Participacoes Ltda................Brazil
    GM Factoring Sociedade de Fomento Comercial Ltda. ........Brazil
  General Motors of Canada Limited............................Canada
    MOWG Motorwagenfabrik AG..................................Switzerland
  General Motors Chile S.A., Industria Automotriz.............Chile
  General Motors China, Inc. .................................Delaware
    GM Warehousing and Trading (Shanghai) Co. Ltd. ...........China
  General Motors Colmotores, S.A..............................Colombia
  General Motors Commercial Corporation.......................Delaware
  General Motors del Ecuador S.A..............................Ecuador
  General Motors (Europe) AG..................................Switzerland
  General Motors Export Corporation...........................Delaware
  General Motors Foreign Sales Corporation....................Virgin Islands
    General Motors Finance (Barbados) Ltd.....................Barbados
  General Motors-Holden's Sales Pty Limited...................Australia
  General Motors Holding Espana, S.A..........................Spain
      Opel Espana de Automoviles, S.A.........................Spain
  General Motors Holdings (U.K.)..............................England
    General International (UK) Limited........................England
    General Motors Acceptance Corporation (U.K.) Public
      Limited Company.........................................England
        General Motors Acceptance Corporation (U.K.)
          Finance plc.........................................England
        GMAC Leasing (U.K.) Limited...........................England
        GMAC Leasing (U.K.) (No. 1) Limited...................England
        GMAC Leasing (U.K.) (No. 2) Limited...................England
        GMAC Leasing (U.K.) (No. 3) Limited...................England
    IBC Vehicles Limited......................................England
    Millbrook Land and Co. Ltd. ..............................England
    Millbrook Pension Management Ltd..........................England
    Millbrook Proving Ground Ltd. ............................England


* Joint Venture Partnership
                                     IV-9

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    VHC Sub-Holdings (UK).....................................England
      Vauxhall Motors (Finance) Plc...........................England
      Vauxhall Motors Limited.................................England
  General Motors India Limited................................India
  General Motors Indonesia, Inc. .............................Delaware
  General Motors Interamerica Corporation.....................Delaware
  General Motors International Operations, Inc. ..............Delaware
  General Motors Investment Management Corporation............Delaware
  General Motors Japan Ltd. ..................................Japan
  General Motors Kenya Limited................................Kenya
  General Motors Korea, Inc...................................Delaware
    GM Korea Co., Ltd.........................................Korea
  General Motors Locomotive Group India Private Limited.......India
  General Motors Nederland B.V. ..............................Netherlands
    Allison Transmission Europe B.V. .........................Netherlands
    General Motors Yugoslavia, d.o.o. ........................Yugoslavia
    Opel C&S spol. s.r.o. ....................................Czechoslovakia
    Opel Nederland B.V. ......................................Netherlands
  General Motors Nordiska AB..................................Sweden
  General Motors Overseas Corporation.........................Delaware
    GMOC Administrative Services Corporation..................Delaware
    GMOC Australia Pty. Ltd. .................................Australia
    General Motors Overseas Commercial Vehicle Corporation....Delaware
    General Motors Venezolana, C.A. ..........................Venezuela
    Holden Ltd................................................Australia
    Lidlington Engineering Company, Ltd. .....................Delaware
    Truck and Bus Engineering U.K., Limited...................Delaware
  General Motors Overseas Distribution Corporation............Delaware
    GMODC Finance N.V. .......................................Netherlands
                                                                Antilles
    General Motors Investment Services Company N.V. ..........Belgium
  General Motors Peru S.A. ...................................Peru
  General Motors Receivables Corporation......................Delaware
  General Motors Retail Holdings, Inc.........................Delaware
    GMRH Kansas City, Inc.....................................Delaware
    GMRH New York, Inc........................................Delaware
    GMRH Philadelphia, Inc....................................Delaware
    GMRH Pittsburgh, Inc......................................Delaware
    GMRH Seattle, Inc.........................................Delaware
    GMRH St. Louis, Inc.......................................Delaware
    GMRHLA, Inc...............................................Delaware
  General Motors (Thailand) Ltd. .............................Thailand
  General Motors Trust Company................................New Hampshire
  General Motors Uruguay, S.A. ...............................Uruguay
  General Motors U.S. Trading Corp. ..........................Nevada
  Hughes Electronics Corporation..............................Delaware
    DIRECTV Enterprises, Inc..................................Delaware
      DIRECTV Customer Services, Inc..........................Delaware
      DIRECTV, Inc............................................California
      DIRECTV Merchandising, Inc..............................Delaware
      DIRECTV Operations, Inc.................................California
      USSB II, Inc............................................Minnesota
    First HNS Mauritius , Ltd.................................Mauritius
      Hughes Ispat Limited....................................India
      Kellerton Corporation...................................Virgin Islands
    HNS-Clairtel CP, Inc......................................Delaware
    HNS-India, Inc............................................Delaware
      HNS-Mauritius Holdings..................................Mauritius
    HNS India Private Limited (India).........................India
    HNS-India VSAT, Inc.......................................Delaware
      Hughes Escorts Communications Limited...................India

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    HNS-Shanghai, Inc.........................................Delaware
      Shanghai Hughes Network Systems.........................China
    Hughes Aircraft Holdings Canada Ltd.......................England
    Hughes do Brasil - Electronica e Comunicacoes Ltda........Brazil
    Hughes Electronics Foreign Sales Corporation..............Barbados
    Hughes Electronics International Corporation..............Delaware
    Hughes Electronics Realty, Inc............................Delaware
    Hughes Electronics Systems International..................California
    Hughes Foreign Sales Corporation..........................Virgin Islands
    Hughes International Sales Corporation....................California
    Hughes International Sales Corporation No. 2..............California
    Hughes Investment Management Company......................California
    Hughes Network Systems Europe S.r.L.......................Italy
    Hughes Network Systems France.............................France
    Hughes Network Systems International Service Company......Delaware
    Hughes Network Systems Limited............................England
      HOT Telecommunications, N.V.............................Netherlands
    Hughes Telecommunications & Space Company.................Delaware
      Hughes Communications, Inc..............................California
      Hughes Space and Communications Company.................Delaware
      Spectrolab, Inc.........................................California
    Hughes International de Mexico, S.A. de C.V. .............Mexico
      HNS de Mexico, S.A. de C.V..............................Mexico
    Hughes-Avicom International, Inc..........................California
    Interactive Distance Learning, Inc........................Delaware
      One Touch Systems, Inc..................................California
    Lower St. Croix Marketing Co., Inc........................Minnesota
    MDP, Ltd. ................................................California
      XMC Holdings, Ltd.......................................California
    Primestar, Inc............................................Delaware
    P.T. Hughes Network Systems Co., Ltd......................Indonesia
  Holden New Zealand Limited..................................New Zealand
    General Motors New Zealand Pensions Limited...............New Zealand
  IBC Pension Trustees Limited................................England
  IBC Vehicles (Distribution) Limited.........................England
  Jennings Motors, Inc........................................Delaware
  Motors Holding San Fernando Valley, Inc.....................Delaware
  Omnibus BB Transportes, S. A................................Ecuador
  ONSTAR Corporation..........................................Delaware
  Opel Austria GmbH...........................................Austria
  Opel Belgium N.V. ..........................................Belgium
  Opel Ireland Limited........................................Ireland
  Opel Italia S.p.A...........................................Italy
  Opel Norge AS...............................................Norway
  Opel Oy.....................................................Finland
  Opel Suisse S.A. ...........................................Switzerland
    GM-Saab Communication GmbH................................Switzerland
  Premier Investment Group, Inc...............................Delaware
  PT General Motors Indonesia.................................Indonesia
  Radiadores Richard, S.A.....................................Argentina
  Renaissance Center Management Company.......................Michigan
  Riverfront Holdings, Inc....................................Delaware
  Saturn Corporation..........................................Delaware
  Saturn County Bond Corporation..............................Delaware
  WRE, Inc....................................................Michigan
    Grand Pointe Holdings, Inc. ..............................Michigan








                                    IV-11

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

  284 directly or indirectly owned subsidiaries

Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:
    34 other directly or indirectly  owned domestic and foreign subsidiaries
    13 active subsidiaries
    21 inactive subsidiaries
    21 fifty-percent owned companies and 39 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

In addition, the Registrant owns 100% of the voting control of the following companies:
   302 dealerships, including certain dealerships operating under dealership assistance plans, engaged in retail distribution of General Motors products
        217 dealerships operating in the United States
         85 dealerships operating in foreign countries


The number of dealerships operating under dealership assistance plans decreased by a net of 29 during 1999.

Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

During 1999, there were changes in the number of subsidiaries and companies of the Registrant, as follows:


      5 directly and 45 indirectly owned domestic subsidiaries, and 61 indirectly owned foreign subsidiaries were organized or acquired. 29 indirectly owned domestic subsidiaries, and 101 indirectly owned foreign subsidiaries were dissolved, sold, or spun-off. A less than fifty-percent interest was acquired in 14 companies, while interests in 15 fifty-percent owned and 30 less than fifty-percent owned companies were terminated. 3 indirectly owned foreign subsidiaries went from fifty percent owned to greater than fifty percent owned. 2 indirectly owned foreign subsidiaries went from 100% owned to 50% owned. 2 indirectly owned domestic and 2 indirectly owned foreign subsidiaries went from active to inactive. 2 indirectly owned foreign subsidiaries went from less than 50% owned to 50% owned. 1 indirectly owned foreign subsidiary went from less than 50% owned to inactive.




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                                    IV-12